218048.1
                         SIXTH AMENDMENT TO AMENDED AND
                      RESTATED REVOLVING CREDIT AGREEMENT


         This Sixth Amendment to Amended and Restated Revolving Credit Agreement (the "Sixth Amendment") is made as of the 31st day of December, 1998 by and among

          Dollar  Tree   Distribution,   Inc.  (the   "Borrower"),   a  Virginia
          corporation having its chief executive office at 500 Volvo Parkway, Chesapeake, Virginia 23320;

          Dollar Tree Stores, Inc. ("DTS"), a Virginia corporation having its chief executive office at 500 Volvo Parkway, Chesapeake, Virginia 23320;

          Dollar Tree Management, Inc. ("DTM"), a Virginia corporation having its chief executive office at 500 Volvo Parkway, Chesapeake, Virginia 23320;

          BankBoston,   N.A.   (f/k/a  The  First   National  Bank  of  Boston),
          NationsBank, N.A., Crestar Bank, First Union National Bank (f/k/a First Union National Bank of Virginia), Amsouth Bank of Alabama, Union Bank of California, N.A. and all other financial institutions which are now or may hereafter become parties to such Amended and Restated Revolving Credit Agreement (individually, a "Lender" and collectively, the "Lenders"); and

          BankBoston, N.A. (f/k/a The First National Bank of Boston), a national banking association having its head office at 100 Federal Street, Boston, Massachusetts, as Agent for the Lenders (in such capacity, the "Agent").

in consideration of the mutual covenants herein contained and benefits to be derived herefrom,

                              W I T N E S S E T H:

         WHEREAS, the Borrower, DTS, DTM, the Agent and the Lenders entered into an Amended and Restated Revolving Credit Agreement dated as of September 27, 1996, as amended by a First Amendment to Amended and Restated Revolving Credit Agreement dated January 25, 1997, as further amended by a Second Amendment to Amended and Restated Revolving Credit dated as of May 8, 1997, as further amended by a Third Amendment to Amended and Restated Revolving Credit dated as of September 2, 1997, as further amended by a Fourth Amendment to Amended and Restated Revolving Credit dated as of November 7, 1997, as further amended by a Fifth Amendment to Amended and Restated Revolving Credit Agreement dated as of September 30, 1998 and as further amended by a Sixth Amendment to Amended and Restated Revolving Credit Agreement dated as of December 31, 1998 (collectively, the "Agreement"); and

         WHEREAS, the Borrower, DTS, DTM, the Agent, and the Lenders desire to further modify and amend the Agreement, as provided herein.

         NOW, THEREFORE, it is hereby agreed as follows:

          0. Definitions. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Agreement.

          0. Amendments to Section 9. The provisions ofss.ss.9.4 and 9.6 of the Agreement are hereby deleted in their entirety.

          0. Ratification of Loan Documents. Except as provided herein, all terms and conditions of the Agreement and the other Loan Documents remain in full force and effect. The Obligors each hereby ratify, confirm, and reaffirm all representations, warranties, and covenants contained therein and acknowledge and agree that none of them have any offsets, defenses, or counterclaims against the Agent or any Lender thereunder, and to the extent that any such offsets, defenses, or counterclaims may exist, each of the Obligors hereby waive and release the Agent and Lenders therefrom.

          0. Miscellaneous.

          (a) This Sixth Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

          (a) This Sixth Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

         IN WITNESS WHEREOF, the undersigned have hereunto executed this Sixth Amendment as a sealed instrument as of the date first above written.


                                        DOLLAR TREE DISTRIBUTION, INC.


                                        By: /s/ Frederick c. Coble
                                            -----------------------------
                                        Name:  Frederick C. Coble
                                        Title: Senior Vice President
                                               Chief Financial Officer


                                        DOLLAR TREE STORES, INC.


                                        By: /s/ Frederick C. Coble
                                            -------------------------------
                                        Name: Frederick C. Coble
                                        Title: Senior Vice President
                                               Chief Financial Officer


                                        DOLLAR TREE MANAGEMENT, INC.


                                        By: /s/ Frederick C. Coble
                                            --------------------------------
                                        Name: Frederick C. Coble
                                        Title: Senior Vice President
                                               Chief Financial Officer


                                        BANKBOSTON, N.A. (f/k/a THE FIRST
                                        NATIONAL BANK OF BOSTON), individually
                                        and as Agent


                                        By: /s/ Judith C.E. Kelly
                                            -------------------------------
                                        Name: Judith C.E. Kelly
                                        Title: Vice President


                                        CRESTAR BANK


                                        By /s/ Bruce W. Nave
                                           --------------------------------
                                        Name: Bruce W. Nave
                                        Title: Senior Vice President


                                        FIRST UNION NATIONAL BANK f/k/a FIRST
                                        UNION NATIONAL BANK OF VIRGINIA


                                        By: /s/ Sally H. Bryson
                                           --------------------------------
                                        Name: Sally H. Bryson
                                        Title: Vice President


                                        NATIONSBANK, N.A.


                                        By: /s/ Eileen M. Mayette
                                            -------------------------------
                                        Name: Eileen M. Mayette
                                        Title: Commercial Bank Officer


                                        UNION BANK OF CALIFORNIA, N.A.


                                        By: /s/ J. William Bloore
                                           --------------------------------
                                        Name: J. William Bloore
                                        Title: Vice President


                                        AMSOUTH BANK OF ALABAMA


                                        By: /s/ Mary Anna Raburn
                                           --------------------------------
                                        Name: Mary Anna Raburn
                                        Title: Vice President